SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): April 25, 2001


                                  SUMMEDIA.COM INC.
               (Exact name of registrant as specified in its charter)

     Colorado                       0-30566                 95-4734398
   (State or other                (Commission            (I.R.S. Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


   1055 West Hastings Street, Suite 1200 Vancouver, British Columbia, V6E 2E9
               (Address of Principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (604) 605-0901


Item 2.           Acquisition or Disposition of Assets

SUMmedia.com, Inc., wishes to report the disposition of substantially all of the assets of its wholly owned Canadian subsidiary, SUM Media Corp. ("SMC").

On May 10, 2001, SMC filed an Assignment in Bankruptciy under the Canadian Bankruptcy and Insolvency Act ("Act"). All SMC assets immediately became the property of the estate in bankruptcy as of that date. No consideration was given or received by SMC in this transaction. As set forth in greater detail below (Item 5), this assignment is to Ernst & Young Inc., as Trustee of the SMC bankruptcy estate, for the benefit of SMC's creditors.

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Item 5.           Other Events and Regulation FD Disclosure

SUMmedia.com, Inc., wishes to report the disposition of substantially all of the asset's of its wholly owned Canadian subsidiary, SUM Media Corp. ("SMC").

On April 25, 2001, SMC filed a Notice of Intent to Make a Proposal to its creditors under Section 50.4(i) of the Act. This step was taken after negotiations with third parties for additional financing necessary for continued solvency and continued operations proved unsuccessful.

The firm of Ernst & Young Inc., was appointed Trustee in SMC's bankruptcy proceedings. Based upon those cash flow projections filed by SMC in these proceedings, the Trustee's Report on Cash Flow Statement, and SMC's Report on Cash Flow Statement, the Trustee determined that alternative funding sources for continued solvency were likely unavailable. Accordingly, the Trustee reported that it was unlikely that SMC could produce any viable proposal within thirty days of filing its Notice of Intent to Make a Proposal. Filing of a viable proposal within this statutory timeframe is a requirement of the Act.

SMC therefore filed an Assignment for the General Benefit of Creditors pursuant to the Act. This assignment was made on May 10, 2001. Ernst & Young Inc., continued as Trustee of the Estate of the Bankrupt.

The Trustee conducted its review of SMC's business affairs and inventoried SMC assets. The Trustee convened a first meeting of creditors on May 31, 2001. At this meeting, the Trustee delivered its Report of Trustee's Preliminary Administration.

At this same creditors' meeting, creditors in attendance confirmed Ernst & Young Inc.'s appointment as Trustee. From among those present, three inspectors were appointed to represent SMC creditors in the disposition of SMC assets and to oversee the later distribution of proceeds by the Trustee.

Any questions for the Trustee in SMC's bankruptcy should be directed to:

             ATTN: Larry W. Prentice, CA, CIP
             ERNST & YOUNG INC., Trustee of SUM Media Corp., bankrupt P.O. Box 10101, Pacific Centre
             2300 - 700 West Georgia Street
             Vancouver, BC V7Y 1C7

These bankruptcy proceedings were filed with the Superintendent of Bankruptcy, Vancouver Court Registry No. 214081 VA01.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUMmedia.com Inc.
                                       By:

June  8, 2001                       /s/ L. EVAN BAERGEN
                                       ------------------------------------
                                           L. Evan Baergen
                                           Chief Financial Officer and Secretary

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